MAS FUNDS


         Supplement dated March 10, 1997 to the MAS Funds' prospectuses dated January 31, 1997

This supplement to the MAS Funds' prospectuses dated January 31, 1997, as revised March 10, 1997 supersedes and replaces any existing supplements to the prospectus. This supplement provides new and additional information beyond that contained in the prospectuses and should be read in conjunction with the prospectuses.

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         On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter,
Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management. Morgan Stanley is the indirect parent of Miller Anderson & Sherrerd, LLP, the Fund's investment adviser.

         Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Miller Anderson & Sherrerd, LLP will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

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         Effective March 7, 1997, the MAS Funds Value Portfolio will be closed to new investors. If you are a current record owner or a beneficial owner of the Value Portfolio when it closes, you will be able to make additional investments in the Portfolio and reinvest your dividends and any capital gain distributions, even after the Portfolio has closed. If you are a current record owner or beneficial owner of another MAS Funds portfolio, you may only exchange your current shares for shares of the Value Portfolio if your account with MAS Funds was opened prior to March 7, 1997. The closing of the Value Portfolio also does not apply to the issuance or sale of shares by the Portfolio (i) to investors who invest through broker-dealers, consultants, or other service providers who have existing distribution or service arrangements with the Portfolio, or (ii) pursuant to a reorganization, consolidation, merger, or acquisition.


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